UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012 (May 10, 2012)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2012, BancorpSouth, Inc. (the “Company”) issued a press release announcing that Aubrey Patterson, Chairman and Chief Executive Officer of the Company, plans to retire as Chief Executive Officer in 2013.

A copy of the press release announcing the retirement of Mr. Patterson is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 99.1 Press Release issued on May 10, 2012 by BancorpSouth, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: May 11, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on May 11, 2012 by BancorpSouth, Inc.